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                                                                   EXHIBIT 10(u)

                               CONTINUING GUARANTY

         In consideration of credit which NATIONAL CITY BANK OF INDIANA, a national banking association ("Bank"), may from time to time extend to _________________________________________, an individual ("Debtor"), the undersigned hereby unconditionally guarantees to Bank, its successors and assigns, the payment when due, whether by acceleration or otherwise, without presentment or demand, protest, notice of dishonor, or diligence in collection and with a right of set-off against the undersigned, together with costs of collection and reasonable attorneys' fees and without relief from valuation or appraisement laws, all obligations of Debtor to Bank under a Commercial Time Note, of even date herewith, in the principal amount of _____________________________________________ and No/100 Dollars ($____________)
(the "Note"), all in accordance with the terms and conditions of such indebtedness or obligations and all extensions, renewals, amendments or replacements thereof, whether joint or several, direct or indirect, absolute or contingent, and evidenced by promissory notes or otherwise. A copy of the Note is attached hereto as Exhibit "A," and made a part hereof.

        Bank may from time to time without notice to the undersigned: (a) release any collateral which is security for the indebtedness or obligations of Debtor or any other obligor or substitute or exchange any such collateral, (b) release any maker, co-maker, endorser or guarantor of the indebtedness or obligations of Debtor, (c) release, modify or compromise any liability of Debtor or any other obligor, including the undersigned, or the terms thereof, and (d) apply any amounts paid to it in such order of application and with such marshalling of security as it may, in its sole discretion, determine appropriate; all without the consent of or notice to the undersigned. The liability of the undersigned shall not be released in part or in whole by reason of the foregoing, the addition of co-makers, endorsers, guarantors or sureties, or a failure to perfect any security interest or lien in any collateral securing indebtedness or obligations of Debtor or any other obligor.

        Notice of the acceptance of this Guaranty by Bank and notice to the undersigned by Bank as to the existence or creation of indebtedness or obligations by Debtor to Bank are hereby waived by the undersigned. This Guaranty may be terminated by the undersigned only as to future indebtedness or obligations of Debtor to Bank after the date of receipt by Bank at their principal banking offices of a written notice to such effect. The undersigned hereby waives any and all claims, rights or remedies which the undersigned may now have or hereafter acquire against the Debtor that arises from the undersigned's performance under this Guaranty or is in any way related hereto, including but not limited to, any claim of subrogation, reimbursement, contribution, or indemnification, whether direct or indirect or arising by contract, law, equity or otherwise; provided however, that this waiver may be extinguished by the undersigned by payment in full of all obligations guaranteed hereunder to the satisfaction of the Bank. Further, the undersigned shall have no right of contribution against other guarantors or right to pursue collection of other indebtedness or obligations of Debtor to the undersigned or security therefore, unless and until Bank shall have received payment in full of all indebtedness and obligations of Debtor.

        The undersigned agrees to furnish to Bank, as soon as available, one (1) complete copy of all financial reports that are required to be supplied to its lenders pursuant to the terms of any credit agreements which may now or hereafter exist.

        The undersigned further agrees that, to the extent that the Debtor makes a payment to Bank, or Bank receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise is required to be repaid to Debtor, its estate, trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent ~f such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred (said payments or repayments being hereinafter referred to as "Recovered Payments"). The undersigned shall defend and indemnify Bank of and from any claim or loss under this paragraph including, without limitation, Bank's attorneys' fees and expenses in the defense of any such action or suit. This Guaranty shall remain in full force and effect until all Debtor's indebtedness has been repaid to Bank; provided however, in the event there are Recovered Payments, this Guaranty shall be reinstated (I) in the amount of the Recovered Payments, interest thereon at the past due rate under the Note accruing from the date of Bank's payment of the Recovered Payments, all costs of Bank's defense to the Recovered Payments and all costs and expenses of collection and enforcement of this Guaranty, including reasonable attorneys' fees; and (2) until any issue or controversy regarding any Recovered Payments is judicially concluded and no right of appeal remains.

        This Guaranty is executed under and shall be construed in accordance with the laws of the State of Indiana, without regard to any conflict of laws provisions, and shall inure to the benefit of Bank and its successors or assigns and shall be binding upon the undersigned and the undersigned's successors, assigns and legal representatives.

        The undersigned hereby irrevocably and unconditionally: (a) submits for the undersigned and the undersigned's property in any legal action or proceeding commenced by Bank relating to the enforcement of this Guaranty, or for recognition and enforcement of any judgment in respect thereof to the exclusive general jurisdiction of the courts of the State of Indiana, the courts of the United States of America for the Southern District of Indiana, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that the undersigned may now or
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hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that services of process in any such action or proceeding may be effected by mailing a copy thereof by registered or. certified mail (or any substantially similar form of mail), postage prepaid, to the undersigned at the undersigned's address set forth below or at such other address of which Bank shall have been notified in writing; and
(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         IN ORDER TO AVOID DELAYS AND MINIMIZE EXPENSE, BANK, BY ITS ACCEPTANCE OF THIS AGREEMENT, AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED WRITING OR ANY AMENDMENT THERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND A COPY OF THIS AGREEMENT MAY BE FILED WITH ANY COURT AS EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty on this ___ day of September, 1999.

Address: 9800 Crosspoint Blvd.        "UNDERSIGNED"
Indianapolis, IN 46256                MARSH SUPERMARKETS, INC
TIN#: 35-2007924
                                      ------------------------------------------
                                      Name:
                                      Title:

Bank Officer as Witness:

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Name:
Title:
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                             UNCONDITIONAL GUARANTY

Dated:  As of ________, 1999                             Indianapolis, Indiana

         FOR VALUE RECEIVED, in consideration of the guaranty by Marsh Supermarkets. Inc., an Indiana corporation, of that certain loan agreement and promissory note, dated _________________, 1999 (the "Loan"), by the undersigned or his or her spouse in favor of National City Bank, Indiana, pursuant to the Executive Stock Purchase Plan of Marsh Supermarkets, Inc., dated as of September 1, 1998 (the "Plan"), and to induce Marsh to guaranty the Loan, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby unconditionally guarantees to Marsh the full, complete and prompt payment, when due, whether by acceleration or otherwise, of (i) all principal, interest and all other amounts which may become due under the Loan, including, but not limited to, penalties, fees, reasonable attorneys fees and costs of collection, (ii) the Continuing Guaranty Fee (hereinafter defined), and (iii) the Settlement Fee (hereinafter defined) (each individually, the "Obligation", and collectively, the "Obligations").

         For purposes of this Guaranty, the term Continuing Guaranty Fee shall mean an amount equal to .5% of the outstanding balance on the Loan at the end of each calendar quarter ending subsequent to the date of termination of the undersigned's employment by Marsh Supermarkets, Inc. or one of its subsidiary or affiliated companies for any reason other than death or total and permanent disability (as defined in the Plan).

         For purposes of the Guaranty, the term Settlement Fee shall mean an amount equal to 50% of the Exit Profit (as defined in the Plan).

         This Guaranty shall inure to the benefit of and may be enforced by Marsh Supermarkets, Inc. and any successors and assigns of the Marsh Supermarkets, Inc. (hereinafter individually and collectively referred to as "Marsh").

         If the undersigned fails to pay any part of, when due, whether by acceleration or otherwise, or to fulfill the Obligations according to the terms thereof (each such failure is referred to herein as a "Default"), the undersigned, within five (5) days following receipt of the written demand from Marsh, or their permitted assignees, as applicable, shall pay the full amount past due and payable by the undersigned in accordance with the terms of the Obligation or shall take such action(s) as needed to remedy such Default. Marsh shall not be required, before any such payment or action by or demand on Marsh, to make any demand upon or pursue or exhaust any of its rights or remedies against the undersigned, any other guarantor or others with respect to the payment of any of the Obligations or to pursue or exhaust any of its rights or remedies with respect to any assets of the undersigned.

         This Guaranty is and shall remain a continuing, irrevocable and unconditional guarantee for the payment and satisfaction of the Obligations and shall continue in full force and effect all Obligations have been fully paid and satisfied.

         The undersigned hereby waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, and filing of suit or diligence in collecting with respect to any of the Obligations. The undersigned grants to Marsh full power, in its uncontrolled discretion, to: (a) to grant or fail to grant any extension, renewal or postponement of time of payment of the Obligations and any other indulgence with respect thereto without notice, consent or consideration, and to effect any release, compromise or settlement with respect thereto; (b) to enter or fail to enter into any agreement of forbearance with respect to all or any part of the Obligations, or to change or fail to change the terms of any such agreement; (c) to forbear or fail to forbear calling for collateral to secure any of the Obligations; (d) to realize or fail to realize, in the event of default under the terms of the Obligations, on the assets of the undersigned or any part thereof, or to realize or fail to realize on the assets of the undersigned in any particular manner; and (e) in general, to exercise or fail to exercise any right or remedy under the terms of the Obligations.

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         The Obligations of the undersigned shall not be released, discharged or in any way affected, nor shall the undersigned have any rights or recourse against the Marsh, by reason of any action that the Marsh may take or omit to take under the foregoing powers.

         The Obligations of the undersigned and the rights of Marsh shall not be released, discharged or in any way affected, nor shall undersigned have any rights against Marsh, by reason of the fact that a valid lien or security interest in any of the assets of the undersigned may not be conveyed to or created in favor of Marsh; nor by reason of the fact that the value of any of the assets of the undersigned, or the financial condition of the undersigned, may not have been correctly estimated or may have changed or may thereafter change.

         All rights, powers, privileges and immunities of Marsh hereunder shall inure to the benefit of its successors and assigns, and shall be binding upon the undersigned.

         This Guaranty shall in all respects be governed by and construed in accordance with the laws and decisions of the State of Indiana, notwithstanding any jurisdiction's choice of law rules to the contrary.

         The undersigned hereby irrevocably consents to the exclusive jurisdiction and venue of the courts of the State of Indiana and the United States District Court for the Southern District of Indiana (Indianapolis Division), and from the appellate courts thereof with respect to any and all actions related to this Guaranty or to the enforcement of this Guaranty.

         IN WITNESS WHEREOF, the undersigned has executed this Unconditional Guaranty as of the day and year first above written.



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                                                       (Signature)

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                                                      (Printed Name)

Witness:
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                  (Signature)

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                (Printed Name)



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                                                       (Signature)

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                                                      (Printed Name)

Witness:
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                  (Signature)

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                (Printed Name)